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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 1997


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                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                   000-22751                 04-3363415
      (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                   Identification Number)
      incorporation)

      312 UNION WHARF
   BOSTON, MASSACHUSETTS                                        02109
   (Address of principal                                      (Zip code)
    executive offices)


       Registrant's telephone number, including area code:  (617) 367-2163

                                 NOT APPLICABLE
                  (former address if changed since last report)

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ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1 dated October 31, 1997 announcing earnings for the quarter ended September 30, 1997 for Concentra Managed Care, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     99.1      Press Release of the Registrant dated October 9, 1997

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CONCENTRA MANAGED CARE, INC.
                                (Registrant)



                                By:   /s/ Richard A. Parr II
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                                Name:     Richard A. Parr II
                                Title:    Executive Vice President and General
                                            Counsel

Date:     November 7, 1997

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                                     PAGE
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99.1      Press Release of Registrant dated October 31, 1997